SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant    ☐

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☐ PreliminaryProxy Statement	☐ Confidential, for Use of the Commission Only(as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Next, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒    No fee required.

☐    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2.	Form, Schedule or Registration Statement No.:

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4.	Date Filed:

NEXT, INC.

7625 Hamilton Park Drive

Suite 12

Chattanooga, Tennessee 37341

October 2, 2003

Dear Stockholder:

On behalf of the Board of Directors and Management of Next, Inc. (the “Company”), I cordially invite you to the Annual Meeting of Stockholders to be held on October 23, 2003, at 10:00 a.m. at Marriott Courtyard located at 2210 Bams Drive, Chattanooga, Tennessee 37421.

At the Annual Meeting, the stockholders will consider and vote upon the election of directors and the ratification of the appointment of the Company’s independent auditors.

The accompanying Proxy Statement includes a formal notice of the Annual Meeting, information concerning the nominees to the Board of Directors and other information concerning the Annual Meeting.

A form of proxy is enclosed, and you are urged to complete, sign and return it to Next, Inc. as soon as possible in the enclosed, postage-prepaid envelope. If you attend the Annual Meeting in person, you may revoke your proxy at that time simply by requesting the right to vote in person. Additionally, you may revoke the proxy by filing a subsequent proxy with the Chief Executive Officer of Next, Inc. prior to or at the time of the Annual Meeting.

Your continued support of the Company is very important. I look forward to welcoming you at the meeting.

Sincerely,

Dan F. Cooke Chairman of the Board of Directors

NEXT, INC.

7625 Hamilton Park Drive

Suite 12

Chattanooga, Tennessee 37341

NOTICE OF MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 23, 2003

Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) of Next, Inc., a Delaware corporation (the “Company”), will be held at Marriott Courtyard located at 2210 Bams Drive, Chattanooga, Tennessee 37421, on October 23, 2003, beginning at 10:00 a.m. local time, for the following purposes:

1. Elect Directors. To elect five (5) individuals to the Board of Directors;

2. Ratification of Appointment of Accounting Firm. To ratify the appointment of Tauber & Balser, P.C. as independent auditors of the Company for the fiscal year ending November 30, 2003; and

3. Other Business. To transact such other or further business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Information regarding the matters to be acted upon at the Annual Meeting is contained in the Proxy Statement attached to this Notice.

Only stockholders of record at the close of business on September 25, 2003 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment(s) thereof.

All stockholders, whether or not they expect to attend the Annual Meeting in person, are requested to complete, date, sign and return the enclosed proxy in the accompanying envelope. The proxy may be revoked by the person executing the proxy at any time before it is exercised by filing with the Chief Executive Officer of the Company an instrument of revocation or a duly executed proxy bearing a later date, or by electing to vote in person at the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Chattanooga, Tennessee October 2, 2003	Dan F. Cooke Chairman of the Board of Directors

YOU ARE ENCOURAGED TO ATTEND THE ANNUAL MEETING IN PERSON. IF YOU ARE UNABLE TO ATTEND THE ANNUAL MEETING, THE BOARD OF DIRECTORS REQUESTS THAT, AT YOUR EARLIEST CONVENIENCE, YOU PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED REPLY ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

PROXY STATEMENT

FOR

ANNUAL MEETING OF SHAREHOLDERS

OF

NEXT, INC.

TO BE HELD ON

OCTOBER 23, 2003

SOLICITATION OF PROXIES

This Proxy Statement is being furnished to the stockholders (the “Stockholders”) of Next, Inc., a Delaware corporation (the “Company”), in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board”) from holders of the outstanding shares of the common stock, $0.001 par value per share, of the Company (the “Common Stock”) for use at the meeting of the Stockholders to be held at The Marriott Courtyard located at 2210 Bams Drive, Chattanooga, Tennessee 37421, on Thursday, October 23, 2003 at 10:00 a.m. local time and at any adjournment or postponement thereof (the “Annual Meeting”).

The Board has fixed the close of business on September 25, 2003 as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Annual Meeting. Each share of the Common Stock entitles the holder thereof to one vote. As of September 25, 2003 there were issued and outstanding 13,397,131 shares of Common Stock.

Proxies for the Annual Meeting are hereby being solicited on behalf of the Company. In connection with the solicitation of proxies, the Board has designated Mr. Dan F. Cooke or Mr. William B. Hensley III as their proxies. Shares represented by all properly executed proxy cards received in time for the meeting (the “Proxy Shares”) will be voted at the Annual Meeting in accordance with the directions on such proxies. If no directions are specified, the Proxy Shares will be voted (a) “FOR” the election of the five (5) persons specified as nominees for directors of the Company; (b) “FOR” the ratification of the Company’s appointment of Tauber & Balser, P.C. as independent auditors; and (c) in the best judgment of the person named in the enclosed proxy in connection with the transaction of such other business as may properly come before the Annual Meeting. The Board knows of no other business that will be presented for consideration at the Annual Meeting other than the matters described in this Proxy Statement. Should any director nominee named herein become unable or unwilling to serve if elected, it is intended that the Proxy Shares will be voted for the election, in his or her stead, of such other person as the Board may recommend.

You may revoke the proxy by providing written notice to the Chief Executive Officer of the Company at any time prior to the exercise of the authority granted thereby or by attending the Annual Meeting and electing to vote in person.

This Proxy Statement is dated October 2, 2003 and it and the accompanying notice and form of proxy are first being mailed to the Stockholders on or about October 2, 2003. All costs of preparing, printing, assembling and mailing the form of proxy and the material used in the solicitation will be paid by the Company.

The presence in person or by proxy of the holders of a majority of the shares of the Common Stock will constitute a quorum for the transaction of business at the Annual Meeting. Votes cast by proxy or in person at the Annual Meeting will be counted by the persons appointed by the Company to act as election inspectors for the meeting. The election inspectors will treat Proxy Shares that reflect abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but are not counted as for or against any proposal. In those instances where shares are held by brokers who are prohibited from exercising discretionary authority for beneficial owners who have not given voting instructions (“broker nonvotes”), those shares will be counted as present for quorum purposes. Broker nonvotes will not be counted as votes for or against any proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS AND MANAGEMENT

Set forth below is information, as of September 25, 2003, with respect to beneficial ownership by (a) each person who is known to the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (b) each director and nominee of the Company, (c) each executive officer named in the compensation tables below and the Company’s Chief Executive Officer and Chief Financial Officer, and (d) all beneficial owners, directors and executive officers of the Company as a group. Unless otherwise indicated below, to the Company’s knowledge, all persons listed below have the sole voting and investment power with respect to their shares of Common Stock (except to the extent that authority is shared by spouses under applicable law) and all shares of Common Stock are held directly.

Name and Address of Beneficial Owner	Description	Amount and Nature of Beneficial Ownership	Percent of Outstanding Common Stock

Dan F. Cooke (a) 7625 Hamilton Park Drive, Suite 12 Chattanooga, Tennessee 37341	Director, Chairman of the Board of Directors, Chief Executive Officer, Beneficial Owner	3,000,000	22.39%

William B. Hensley III (b) 1295 Vernon Street Wabash, Indiana 46992	Director, President, Chief Operating Officer, Beneficial Owner	3,000,000	22.39%

Ronald J. Metz 2366 West Boulevard Kokomo, Indiana 46902	Director	0	*

Salvatore Geraci 1400 Williams Street Chattanooga, Tennessee 37408	Director	0	*

G. Michael Cross 720A Crescent Road Nashville, Tennessee 37205	Director	0	*

Charles L. Thompson (c) 7625 Hamilton Park Drive, Suite 12 Chattanooga, Tennessee 37341	Executive Vice President, Chief Financial Officer, Chief Accounting Officer, Beneficial Owner	750,000	5.60%

David C. Gleason 1295 Vernon Street Wabash, Indiana 46992	Executive Vice President Operations	0	*

Sean and Lisa Garber (d) 3600 Chamberlain Lane Suite 826, Louisville Kentucky 40241	Beneficial Owners	1,260,000	9.40%

All directors and executive officers as a group (7) persons		6.750,000	50.38%

Notes:

(a)	Based on an amended Schedule 13D filed pursuant to the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) which indicated that Mr. Cooke has sole voting and dispositive power of all of those shares.
(b)	Based on a holdings report on Schedule 13D filed pursuant to the Exchange Act which indicates that The William B. III and Cindy S. Hensley Family Limited Partnership (the “Hensley Partnership”) has sole voting and dispositive power of all of those shares. The Hensley Partnership is controlled by William B. Hensley III.
(c)	Based on a holdings report on Schedule 13D filed pursuant to the Exchange Act which indicates that RAE & Company has sole voting and dispositive power of all of those shares. The shares of RAE & Company were transferred in April of 2003 to Charles L. Thompson, the owner and president of RAE & Company.
(d)	Based on an amended Schedule 13D filed pursuant to the Exchange Act which indicates that Sean and Lisa Garber have sole voting and dispositive power of all of those shares. Sean Garber is a former principal of CMJ Ventures, Inc., one of the Company’s operating subsidiaries, and until May 15, 2003, was an officer and director of the Company.

*	Signifies less than one percent.

PROPOSALS

I.	ELECTION OF DIRECTORS

The Board has named Dan F. Cooke, William B. Hensley III, Salvatore Geraci, G. Michael Cross and Ronald J. Metz to stand for election as directors at the Annual Meeting. Should any one or more of these nominees become unable to serve for any reason, or choose not to serve, the Board may designate a substitute nominee or nominees (in which event the persons named in the enclosed proxy card will vote all valid proxy cards for the election of such substitute nominee or nominees), allow the vacancy or vacancies to remain open until a suitable candidate or candidates are located or by resolution provide for a lesser number of directors. Each director elected at the Annual Meeting will serve until the next Annual Meeting of Stockholders and until his or her successor has been duly elected and qualified or until his or her earlier resignation or removal. Directors will be elected by a plurality of the votes cast.

NOMINEES

Set forth below with respect to the directors and nominees for director of the Company is information regarding their business experience during the past five years and other information. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THESE NOMINEES AS DIRECTORS OF THE COMPANY.

Name	Age	Principal Occupation

Dan F. Cooke	55	Mr. Cooke has served as Chairman of the Board of the Company since February 2002 and as Chief Executive Officer since September 2002. Between 1989 and 1997, respectively, and 2001, Mr. Cooke was a principal owner and executive officer of Blue Sky Graphics, Inc. and Next Marketing, Inc. Mr. Cooke is a current director of the Company.

William B. Hensley III	53	Mr. Hensley has served as a director of the Company and as its Chief Operating Officer since February 2002 and as President of the Company since September 2002. Between 1989 and 1997, respectively, and 2001, Mr. Hensley was a principal owner and executive officer of Blue Sky Graphics, Inc. and Next Marketing, Inc. Mr. Hensley is a current director of the Company.

Salvatore Geraci	56	Mr. Geraci has been a director of the Company since February 2002. Since 1997, Mr. Geraci has been a principal of Evergreen Management, Inc., a provider of tax, estate, retirement and investment planning. Mr. Geraci also serves as an adjunct professor of accounting and finance at the University of Tennessee at Chattanooga. Mr. Geraci is a current director of the Company.

G. Michael Cross	55	Mr. Cross has been a director of the Company since February 2002. Since August 2002, Mr. Cross has served as an investor consultant at Van Hedge Fund Advisors International, Inc. From 2000 to 2002 Mr. Cross was the director of business development for Wealth Port, Inc., an internet financial services company. From 1997 to 1999 Mr. Cross was a business consultant for CAO, LLC, a regional consulting firm. Mr. Cross is a current director of the Company.

Ronald J. Metz	44	Mr. Metz has been a director of the Company since February 2002. Since 1987, Mr. Metz has been a named senior partner with the accounting firm of Bucheri McCarty & Metz LLP. Mr. Metz is a current director of the Company.

II.	RATIFICATION OF AUDIT COMMITTEE’S SELECTION OF INDEPENDENT ACCOUNTANTS

The Company’s Audit Committee has appointed Tauber & Balser, P.C. (“T&B”) as the independent certified public auditors for the Company and its subsidiaries for the fiscal year ending November 30, 2003. T&B has served as independent auditor for the Company since November, 2002. T&B has advised the Company that neither T&B nor any of its partners have any direct or material interest in the Company and its subsidiaries except as auditors and independent certified public accountants of the Company and its subsidiaries.

A representative of T&B will be present at the Annual Meeting and will be given the opportunity to make a statement on behalf of T&B if he or she so desires. The T&B representative will also be available to respond to appropriate questions from the Stockholders.

The affirmative vote of the holders of shares of Common Stock representing a majority of the votes represented at the Stockholder’s Meeting, at which a quorum is present, is required to ratify the appointment of T&B as independent auditors.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF TAUBER & BALSER, P.C. AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING NOVEMBER 30, 2003.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On June 21, 2002, the Company amended the non-compete agreement it had entered into with Buddy Young, its former president. Under the terms of the revised agreement, the non-compete period was extended to five years; the cash consideration was reduced by $25,000 from the original amount of $350,000; and the Company issued an additional 110,000 shares of Common Stock.

EXECUTIVE COMPENSATION

Under rules established by the Securities and Exchange Commission (the “SEC”), the Company is required to provide certain data and information regarding the compensation and benefits provided to its Chief Executive Officer and other executive officers, including the four other most highly compensated executive officers who receive more than $100,000 in annual compensation (the “Executive Officers”). The disclosure requirements for the Executive Officers include the use of tables.

Compensation Table

The table below sets forth information concerning compensation for the named executive officer of the Company for the periods indicated.

SUMMARY COMPENSATION TABLE

	Annual Compensation			Long Term Compensation
				Awards				Payouts
				Other Annual		Restricted Stock	Securities Underlying	LTIP	All Other
Name and Principal Position	Year ( a )	Salary ( $ )	Bonus ( $ )	Comp. ( $ )		Awards ( $ )	Options/SARs ( # )	Payouts ($)	Comp. ( $ )
Dan F. Cooke,	2002	$—	$—	$12,000	(b)	$—	—	$—	$—
Chairman, CEO

David C. Gleason,	2002	$111,746	$—	$—		$—	—	$—	$—
EVP – Operations

Notes:

(a)	Neither officer was employed by the Company prior to the fiscal year ended November 30, 2002.
(b)	Automobile allowance.

No options or stock appreciation rights were granted to the above named executive officers in fiscal year 2002. No options or stock appreciation rights were exercised by any above named executive officer in fiscal year 2002. No awards under any long-term incentive plans were granted to any above named executive officer in fiscal year 2002.

Directors’ Compensation

As compensation for their services as members of the Board of Directors, the Company issued each independent board member stock options to purchase 20,000 shares of common stock at an exercise price of $.20 per share. These options are exercisable in full commencing December 19, 2003, and expire December 19, 2008. The outside Directors are also paid a Directors fee of $2,500 per quarter (or $10,000 per year). The Board was comprised of three independent Board members during fiscal year 2002. The Board members who are executives of the Company receive no additional compensation in excess of their management remuneration.

Executive Employment Agreements

The Company entered into an employment agreement with Mr. Charles L. Thompson effective as of January 6, 2002 and continuing for a period of two years thereafter. The agreement provides for an annual base salary of $110,000. Mr. Thompson is entitled to receive such bonus or bonuses as may be awarded to him by the Board based upon certain subjective criteria established from year to year by the Board of Directors. The agreement requires Mr. Thompson to devote his full time and attention to the business and affairs of the Company and obligates him not to engage in any investments or activities which would compete with the Company during the term of the agreement.

The Company entered into an employment agreement with Mr. David C. Gleason effective as of December 19, 2001 and continuing for a period of five years thereafter. The agreement provides for an annual base salary of $115,000. Mr. Gleason is entitled to receive such bonus or bonuses as may be awarded to him by the Board of Directors based upon certain subjective criteria established from year to year. The Agreement requires Mr. Gleason to devote his full time and attention to the business and affairs of the Company, and obligates him not to engage in any investments or activities which would compete with the Company during the term of the Agreement.

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options		Weighted average exercise price of outstanding options	Number of securities remaining available for future issuance
Equity compensation plans approved by security holders:	503,000	(1)	$0.025	497,000
Equity compensation plans not approved by security holders:	0		$0	0

Total:	503,000		$0.025	497,000

Notes:

(1)	Represents options issued pursuant to the 2001 Stock Option Plan (the “Plan”) of the Company’s predecessor. The Plan and all options granted thereunder have been assumed by the Company. Pursuant to the terms of the Plan, any previously granted options to acquire shares of common stock of the Company’s predecessor were replaced with options to acquire shares of the Company’s Common Stock.

INFORMATION ABOUT THE BOARD OF DIRECTORS

Meetings of the Board of Directors

The Board of Directors of the Company held one meeting and acted by unanimous written consent ten times during the fiscal year ended November 30, 2002. All directors of the Company attended the meeting held by the Board of Directors of the Company during the fiscal year.

As of November 30, 2002, the Company’s Board of Directors had no established committees. However, on March 4, 2003, the Board established an audit committee and a compensation committee.

The Company’s Board of Directors is comprised of three non-employee directors: G. Michael Cross, Salvatore Geraci and Ronald, J. Metz. All three directors are “independent directors,” as defined by Rule 4200(a)(14) of the National Association of Securities Dealers’ listing standards. The Board of Directors has determined that Mr. Geraci qualifies as an “audit committee financial expert” as defined by Item 401(e) of Regulation S-B.

On November 20, 2002, the Board decided not to renew its engagement of Marcum & Kliegman LLP as the Company’s independent auditors and engaged Tauber & Balser, P.C. (“T&B”) to serve as the Company’s auditors for fiscal year 2002. The decision to change auditors was not the result of any disagreement between the Company and Marcum & Kliegman LLP on any matter of accounting principles, practices or financial disclosure.

Audit Report

The following Audit Report is provided in accordance with the rules and regulations of the SEC. Pursuant to such rules and regulations, this Audit Report shall not be deemed “soliciting materials,” filed with the SEC, subject to Regulation 14A or 14C of the SEC or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended.

The Board has reviewed and discussed the audited financial statements for the fiscal year ending November 30, 2002 with the Company’s management. The Board has also discussed with T&B, its independent auditors, the matters required to be discussed by SAS 61.

The Board has received the written disclosures and the letter from T&B required by Independence Standards board Standard No.1 and has discussed with T&B, its independence.

Based on the above review and discussions, the Board included the audited financial statements of the Company in the Company’s Annual Report on Form 10-KSB for the fiscal year ending November 30, 2002.

The Board has engaged T&B to serve as the Company’s auditors for fiscal 2003. Representatives of T&B will be present at the meeting. They will be given the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

The foregoing report is submitted by:

Dan F. Cooke	William B. Hensley III	G. Michael Cross	Ronald J. Metz	Salvatore Geraci

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Under federal securities laws, the Company’s directors, executive officers and holders of 10% or more of shares of Common Stock are required to report, within specified monthly due dates, their initial ownership of the Common Stock and all subsequent acquisitions, dispositions or other transfers of beneficial interests therein, if and to the extent reportable events occur which require reporting by such due dates. Based solely on representations and information provided to the Company by the persons required to make such filings, the Company believes that all filing requirements were complied with during the last fiscal year, except that David Gleason’s ownership of options to acquire 100,000 shares of Common Stock was not reported on a timely basis. His ownership of these options has subsequently been reported.

Stockholder Proposals for the 2004 Annual Meeting

Proposals of Stockholders of the Company intended to be presented at the 2004 Annual Meeting of Stockholders must be received by the Company at its principal executive offices on or before January 1, 2004. Proposals received before the deadline will be included in the Company’s Proxy Statement and Proxy relating to the 2004 Annual Meeting of Stockholders. Only proper proposals which are timely received will be included in the Proxy Statement and Proxy.

Available Information

The Company is subject to the informational requirements of the Exchange Act and, in accordance therewith, is required to file reports, proxy statements and other information with the SEC. Stockholders may inspect and copy such reports, proxy statements and other information at the Public Reference Section of the SEC at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC’s regional offices at CitiCorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Stockholders may also obtain copies of the reports, proxy statements and other information from the Public Reference Section of the SEC, Washington, D.C., at prescribed rates. The SEC maintains a World Wide Web site on the internet at http://www.sec.gov that contains reports, proxies, information statements, and registration statements and other information filed with the SEC through the EDGAR system.

Annual Report on Form 10-KSB

A copy of the Company’s Annual Report on Form 10-KSB/A is being mailed with this proxy statement to each stockholder of record.

NEXT, INC.

2003 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD OCTOBER 23, 2003

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of NEXT, INC., a Delaware corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement dated October 2, 2003, and hereby revokes all prior proxies and appoints Dan F. Cooke and William B. Hensley III, or either one of them, proxies and attorneys-in-fact, with full power to each of substitution and resubstitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2003 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held on October 23, 2003, at 10:00 a.m., local time, at the Marriott Courtyard located at 2210 Bams Drive, Chattanooga, TN 37421, and at any adjournment or postponement thereof, and to vote all shares of Common Stock of the Company which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side and upon such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof, hereby revoking any proxies heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR IF NO CONTRARY DIRECTION IS INDICATED WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS AND FOR SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AS SAID PROXIES DEEM ADVISABLE AND IN THE BEST INTEREST OF THE COMPANY.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

NEXT, INC.

October 23, 2003

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

¯  Please detach along perforated line and mail in the envelope provided.  ¯

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1. Election of Directors:
NOMINEES:
☐ FOR ALL NOMINEES	O Dan F. Cooke O William B. Hensley III
☐ WITHHOLD AUTHORITY FOR ALL NOMINEES	O Ronald J. Metz O G. Michael Cross O Salvatore Geraci
☐ FOR ALL EXCEPT (See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT”

                                and fill in the circle next to each nominee you wish to withhold, as shown here:  ●

To change the address on your account, please check the box at right and indicate your new address in the address space

above. Please note that changes to the registered name(s) on the account may not be submitted via this method.        ☐

2.    RATIFICATION OF SELECTION OF TAUBER & BALSER, P.C. AS INDEPENDENT AUDITORS OF THE        CORPORATION         FOR  ☐          AGAINST  ☐         ABSTAIN  ☐

Signature of Stockholder                                      Date:                     Signature of Stockholder                                      Date:

Note:    Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.